             As filed with the Securities and Exchange Commission

                              on December 6, 2000

                            Securities Act File No.

________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-14

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /   x   /
                                                               --------

  Pre-Effective Amendment No.  /____/      Post-Effective Amendment No. /____/

                           KEMPER TOTAL RETURN FUND
              (Exact Name of Registrant as Specified in Charter)

              222 South Riverside Plaza, Chicago, Illinois 60606
              (Address of Principal Executive Offices) (Zip Code)

                               Philip J. Collora
                           Kemper Total Return Fund
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                    (Name and Address of Agent for Service)

                                (312) 781-1121
                 (Registrant's Area Code and Telephone Number)

                                with copies to:

          Caroline Pearson, Esq.             Joseph R. Fleming, Esq.
          Scudder Kemper Investments, Inc.   Dechert
          Two International Place            Ten Post Office Square - South
          Boston, MA 02110-4103              Boston, MA  02109-4603

                 Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement is declared effective.

                     Title of Securities Being Registered:
                Shares of Beneficial Interest ($.01 par value)
            of Kemper Total Return Fund, a series of the Registrant


________________________________________________________________________________

   It is proposed that this filing will become effective on January 5, 2001 pursuant to Rule 488 under the Securities Act of 1933.

________________________________________________________________________________

No filing fee is required because the Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                                     PART A

             INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                              KEMPER HORIZON FUND

     Please take notice that a Special Meeting of Shareholders (the "Meeting") of each series of Kemper Horizon Fund (the "Trust"), with respect to each of its portfolio series (each, a "Fund"), will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 24, 2001, at [ ] [a][p].m., Eastern time, for the following purposes:

     Proposal 1:   To elect Trustees of the Trust.

     Proposal 2:   To approve an Agreement and Plan of Reorganization (the
                   "Plan") as it relates to (i) the transfer of all or substantially all of the assets and all of the liabilities of Kemper Horizon 5 Portfolio to Kemper Total Return Fund; (ii) the distribution to each shareholder of Kemper Horizon 5
                   Portfolio shares of beneficial interest of Kemper Total
                   Return Fund in an amount equal in value to their shares of Kemper Horizon 5 Portfolio; and (iii) the termination of
                   Kemper Horizon 5 Portfolio.

     Proposal 3:   To approve the Plan as it relates to (i) the transfer of all or substantially all of the assets and all of the liabilities of Kemper Horizon 10+ Portfolio to Kemper Total Return Fund;
                   (ii) the distribution to each shareholder of Kemper Horizon
                   10+ Portfolio shares of beneficial interest of Kemper Total
                   Return Fund in an amount equal in value to their shares of Kemper Horizon 10+ Portfolio; and (iii) the termination of
                   Kemper Horizon 10+ Portfolio.

     Proposal 4:   To approve the Plan as it relates to (i) the transfer of all or substantially all of the assets and all of the liabilities of Kemper Horizon 20+ Portfolio to Kemper Total Return Fund;
                   (ii) the distribution to each shareholder of Kemper Horizon
                   20+ Portfolio shares of beneficial interest of Kemper Total
                   Return Fund in an amount equal in value to their shares of Kemper Horizon 20+ Portfolio; and (iii) the termination of
                   Kemper Horizon 20+ Portfolio.

     Proposal 5:   To ratify the selection of Ernst & Young LLP as the
                   independent auditors for each Fund for that Fund's current fiscal year.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

     Holders of record of shares of each Fund at the close of business on March 5, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

     In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a Trust-wide vote) or the relevant Fund's (for a Fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                              By Order of the Board,

                              /s/ Philip J. Collora

                              Philip J. Collora
                              Secretary
March 6, 2001

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS

INTRODUCTION..............................................................................   __

PROPOSAL 1: ELECTION OF TRUSTEES..........................................................   __

PROPOSALS 2 THROUGH 4:  APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION..................   __

            SYNOPSIS......................................................................   __

            PRINCIPAL RISK FACTORS........................................................   __

            THE PROPOSED TRANSACTION......................................................   __

PROPOSAL 5: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS............   __

ADDITIONAL INFORMATION....................................................................   __

                          PROXY STATEMENT/PROSPECTUS
                               March [   ], 2001
                 Relating to the acquisition of the assets of
                          KEMPER HORIZON 5 PORTFOLIO,
                       KEMPER HORIZON 10+ PORTFOLIO and
                         KEMPER HORIZON 20+ PORTFOLIO,
                               each a series of
             KEMPER HORIZON FUND (the "Acquired Trust" or "Trust")
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                              (800) [          ]
                          --------------------------

            by and in exchange for shares of beneficial interest of
                           KEMPER TOTAL RETURN FUND,
                            (the "Acquiring Trust")
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                               (800) [        ]

                          --------------------------

                                 INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to shareholders of each series of the Acquired Trust (Kemper Horizon 5 Portfolio, Kemper Horizon 10+ Portfolio, and Kemper Horizon 20+ Portfolio) (each, a "Fund" and collectively, the "Funds" or "Horizon Funds") in connection with five proposals. Proposal 1 describes the election of Trustees and Proposal 5 proposes the ratification of the selection of each Fund's auditors.

     In Proposals 2 through 4, shareholders are asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of each Fund would be acquired by Kemper Total Return Fund, a fund managed by the same investment manager as the Funds, in exchange for shares of beneficial interest of Kemper Total Return Fund and the assumption by Kemper Total Return Fund of all of the liabilities of the Funds, as described more fully below (the "Reorganization"). Shares of Kemper Total Return Fund received would then be distributed to the shareholders of each Fund in complete liquidation of that Fund. As a result of the Reorganization, shareholders of each Fund will become shareholders of Kemper Total Return Fund and will receive shares of Kemper Total Return Fund in an amount equal to the value of their holdings in the Fund in which they are currently a shareholder as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date"). The closing of the Reorganization (the "Closing") is contingent upon shareholder approval of the Plan. A copy of the Plan is attached as Exhibit A. The Reorganization is expected to occur on or about June 11, 2001.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Proposals 1 through 4 arise out of a restructuring program proposed by Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager"), the investment manager of both the

Funds and Kemper Total Return Fund, described in more detail below. The restructuring program is designed to respond to changing industry conditions and investor needs. Scudder Kemper seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. In addition, Scudder Kemper anticipates changing its name to "Zurich Scudder Investments, Inc." Scudder Kemper believes that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative infrastructure and focus its distribution efforts. The restructuring program will not result in any reduction in the services currently offered to Kemper Funds shareholders.

     In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Funds whose Proxy Statement/Prospectus this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken by either a Fund or Kemper Total Return Fund (which are collectively referred to as the "Funds" and each referred to as a "Fund"), although all actions are actually taken either by the Acquired Trust or the Acquiring Trust (together with the Acquired Trust, the "Trusts"), on behalf of the applicable Fund or Funds.

     This Proxy Statement/Prospectus sets forth concisely the information about Kemper Total Return Fund that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of Kemper Total Return Fund, see Kemper Total Return Fund's prospectus dated February 1, 2001, as supplemented from time to time, which is included in the materials you received with this document and incorporated herein by reference (meaning that it is legally part of this document). For a more detailed discussion of the investment objective, policies, restrictions and risks of the Funds, see the Funds' prospectus dated December 1, 2000, as supplemented from time to time, which is also incorporated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Funds at the telephone number or address listed above.

     Also incorporated herein by reference is Kemper Total Return Fund's statement of additional information dated February 1, 2001, as supplemented from time to time, which may be obtained upon request and without charge by calling or writing Kemper Total Return Fund at the telephone number or address listed above. A Statement of Additional Information, dated March [ ], 2001, containing additional information about the Reorganization has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of this Statement of Additional Information is available upon request and without charge by calling or writing Kemper Total Return Fund at the telephone number or address listed above. Shareholder inquiries regarding Kemper Total Return Fund
may be made by calling (800) [            ] and shareholder inquiries regarding
the Funds may be made by calling (800) [          ].  The information contained
in this document concerning each Fund has been provided by, and is included herein in reliance upon, that Fund.

     Kemper Total Return Fund and the Funds are diversified series of shares of beneficial interest of the Acquiring Trust and the Acquired Trust, respectively, which are open-end management investment companies organized as Massachusetts business trusts.

     The Board of Trustees that oversees the Funds is soliciting proxies from shareholders of the Funds for the Special Meeting of Shareholders to be held on May 24, 2001, at Scudder Kemper's offices, 13th Floor, Two International Place,
Boston, MA 02110-4103 at [     ] [a][p].m. (Eastern time), and at any and all
adjournments or postponements thereof (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

     The Board of Trustees unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1, and FOR Proposals 2, 3, 4 and 5.

                       PROPOSAL 1: ELECTION OF TRUSTEES

     At the Meeting, shareholders will be asked to elect eleven individuals to constitute the Board of Trustees of the Trust. Shareholders are being asked to elect these individuals to the Board of Trustees in case the Plan, as described under Proposals 2, 3 and 4, is not approved by shareholders. Shareholders of Kemper Total Return Fund are being asked to approve the same slate of eleven individuals although the current board differs in composition. (See "Synopsis - Other Differences Between the Funds" under Proposals 2 through 4).

     As discussed further below, Scudder Kemper commenced an initiative to restructure and streamline the management and operations of the funds it advises. In connection with that initiative, the Independent Trustees of the two separate boards of Kemper Funds proposed to consolidate into a single board. The eleven individuals who have been nominated for election as Trustees of the Fund were nominated after careful consideration by the present Board of Trustees. The nominees are listed below. Three of the nominees are currently Trustees of the Trust and seven of the nominees are currently trustees or directors of other Kemper Funds. These eleven individuals are also being nominated for election as trustees or directors of most of the other Kemper Funds (including Kemper Total Return Fund). The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised different Kemper Funds. The proposed consolidation is expected to provide administrative efficiencies to both the Funds and Scudder Kemper.

     The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees and the Trustees not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Trustees:

--------------------------------------------------------------------------------
                                                                   Year First
 Name, (Date of Birth), Principal Occupation and Affiliations       Became a
                                                                     Board
                                                                     Member
--------------------------------------------------------------------------------

 John W. Ballantine (2/16/46),/(1)/ Retired; formerly First       Nominee
 Chicago NBD Corporation/The First National Bank of Chicago:
 1996-1998 Executive Vice President and Chief Risk Management
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Officer; 1995-1996 Executive Vice President and Head of
 International Banking.
--------------------------------------------------------------------------------

 Lewis A. Burnham (1/8/33),/(1)/ Retired; formerly, Partner,         Nominee
 Business Resources Group; formerly, Executive Vice
 President, Anchor Glass Container Corporation.
--------------------------------------------------------------------------------

 Linda C. Coughlin (1/1/52),*/(2)/ Managing Director,                Nominee
 Scudder Kemper Investments, Inc.
--------------------------------------------------------------------------------

 Donald L. Dunaway (3/8/37),/(1)/ Retired; formerly,                 Nominee
 Executive Vice President, A.O. Smith Corporation
 (diversified manufacturer).
--------------------------------------------------------------------------------

 James R. Edgar (7/22/46),/(3)/ Distinguished Fellow,                1999
 University of Illinois Institute of Government and Public
 Affairs; Director, Kemper Insurance Companies (not
 affiliated with the Kemper Funds); formerly, Governor,
 State of Illinois.
--------------------------------------------------------------------------------

 William F. Glavin (8/30/58),*/(4)/ Managing Director,               Nominee
 Scudder Kemper Investments, Inc.
--------------------------------------------------------------------------------

 Robert B. Hoffman (12/11/36),/(1)/ Retired; formerly,               Nominee
 Chairman, Harnischfeger Industries, Inc.
 (machinery for the mining and paper industries);
 formerly, Vice Chairman and Chief Financial Officer,
 Monsanto Company (agricultural, pharmaceutical and
 nutritional/food products); formerly, Vice President,
 Head of International Operations, FMC Corporation
 (manufacturer of machinery and chemicals); Director,
 Harnischfeger Industries, Inc.
--------------------------------------------------------------------------------

 Shirley D. Peterson (9/3/41),/(1)/ Retired; formerly,               Nominee
 President, Hood College; formerly, Partner, Steptoe &
 Johnson (attorneys); prior thereto, Commissioner, Internal
 Revenue Service; prior thereto, Assistant Attorney General
 (Tax), U.S. Department of Justice; Director, Bethlehem
 Steel Corp.
--------------------------------------------------------------------------------

 Fred B. Renwick (2/1/30),/(3)/ Professor of Finance, New            1995
 York University, Stern School of Business; Director, the
 Wartburg Foundation; Chairman, Investment Committee of
 Morehouse College Board of Trustees; Director, American
 Bible Society Investment Committee; previously member of
 the Investment Committee of Atlanta University Board of
 Trustees; formerly Director of Board of Pensions
 Evangelical Lutheran Church in America.
--------------------------------------------------------------------------------

 William P. Sommers (7/22/33),/(1)/ Consultant and Director,         Nominee
 SRI Consulting; prior thereto, President and Chief
 Executive Officer, SRI International (research and
 development); prior thereto, Executive Vice President,
 Iameter (medical information and educational service
 provider); prior thereto, Senior Vice President and
 Director, Booz, Allen & Hamilton Inc.  (management
 consulting firm); Director, PSI Inc., Evergreen
--------------------------------------------------------------------------------

--------------------------------------------------------------------------
Solar, Inc. and Litton Industries.
--------------------------------------------------------------------------

 John G. Weithers (8/8/33),/(3)/ Formerly, Chairman of the      1995
 Board and Chief Executive Officer, Chicago Stock Exchange;
 Director, Federal Life Insurance Company; President of the
 Members of the Corporation and Trustee, DePaul University.
--------------------------------------------------------------------------

* Interested person of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
/(1)/ Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 30 portfolios managed by Scudder Kemper.
/(2)/ Ms. Coughlin serves as a board member of 52 investment companies with 75 portfolios managed by Scudder Kemper.
/(3)/ Messrs. Edgar, Renwick and Weithers serve as board members of 16 investment companies with 50 portfolios managed by Scudder Kemper.
/(4)/ Mr. Glavin does not currently serve as a board member of any investment companies managed by Scudder Kemper.

Trustees Not Standing for Re-Election:

--------------------------------------------------------------------------------
                                           Present Office with the Fund;
                                         Principal Occupation or Employment
Name (Date of Birth)                              and Directorships
--------------------                              -----------------
--------------------------------------------------------------------------------

James E. Akins (10/15/26)           Trustee, Consultant on International,
                                    Political and Economic Affairs; formerly, a career U.S. Foreign Service Officer, Energy
                                    Adviser for the White House and U.S.
                                    Ambassador to Saudi Arabia, 1973-1976.

--------------------------------------------------------------------------------

Arthur R. Gottschalk (2/13/25)      Trustee; Retired; formerly, President,
                                    Illinois Manufacturers Association; Trustee,
                                    Illinois Masonic Medical Center; formerly,
                                    Illinois State Senator; formerly, Vice
                                    President, The Reuben H. Donnelley Corp.;
                                    formerly, attorney.

--------------------------------------------------------------------------------

Frederick T. Kelsey (4/25/27)       Trustee; Retired; formerly, Consultant to
                                    Goldman, Sachs & Co.; formerly, President,
                                    Treasurer and Trustee of Institutional
                                    Liquid Assets and its affiliated mutual
                                    funds; formerly, President and Trustee,
                                    Northern Institutional Funds; formerly,
                                    President and Trustee, Pilot Funds.

--------------------------------------------------------------------------------

Thomas W. Littauer* (4/26/55)       Chairman and Trustee; Managing Director,
                                    Scudder Kemper Investments, Inc.; formerly,
                                    Head of Broker Dealer Division of Putnam
                                    Investment Management; formerly, President
                                    of Clement
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Management Services for Fidelity Investments.
--------------------------------------------------------------------------------

*    Interested person of the Trust as defined in the 1940 Act.

     Appendix 1 lists the number of shares of each Fund owned directly or beneficially by the Trustees and by the nominees for election.

Responsibilities of the Board of Trustees -- Board and Committee Meetings

     The primary responsibility of the Board is to represent the interests of the shareholders of the Funds and to provide oversight of the management of the Funds. The board that is proposed for election at this Meeting is comprised of two individuals who are considered "interested" Trustees, and nine individuals who have no affiliation with Scudder Kemper and who are not considered "interested" Trustees (the "Independent Trustees"). The SEC has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, more than 75% will be Independent Trustees. The Independent Trustees have been selected and nominated solely by the current Independent Trustees of the Trust.

     The Trustees meet multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

     Currently, the Board of Trustees has an Audit and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee and a Contract Renewal Committee. During each Fund's fiscal year ended July 31, 2000, the Board of Trustees met six times. [Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during the fiscal year ended July 31, 2000.]

Audit and Governance Committee

     The Audit and Governance Committee makes recommendations regarding the selection of independent auditors for the Funds, confers with the independent auditors regarding the Funds' financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Trustees deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit and Governance Committee is comprised only of Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. In addition, the committee seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Funds' Governance Procedures and Guidelines. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust. Currently, the members of the committee are Messrs. Akins, Edgar, Gottschalk, Kelsey, Renwick and Weithers. The committee held six meetings during the fiscal year ended July 31, 2000.

Officers

     The following persons are officers of the Trust:

---------------------------------------------------------------------------------------------------------
Name (Date of Birth)                Present Office with the Acquired      Year First Became an Officer/1/
--------------------                                                      ----------------------------
                                     Trust; Principal Occupation or
                                               Employment
                                               ----------
---------------------------------------------------------------------------------------------------------
Mark S. Casady (9/21/60)             President; Managing Director,         1998
                                     Scudder Kemper; formerly,
                                     Institutional Sales Manager of
                                     an unaffiliated mutual fund
                                     distributor.
---------------------------------------------------------------------------------------------------------
Philip J. Collora (11/15/45)         Vice President and Secretary;         1995
                                     Managing Director, Scudder
                                     Kemper; formerly, Institutional
                                     Sales Manager of an
                                     unaffiliated mutual fund
                                     distributor.
---------------------------------------------------------------------------------------------------------
Thomas W. Littauer (4/26/55)         Vice President; Managing              1998
                                     Director, Scudder Kemper; Head
                                     of Broker Dealer Division of an
                                     unaffiliated investment
                                     management firm during 1997;
                                     prior thereto, President of
                                     Client Management Services of
                                     an unaffiliated investment
                                     management firm from 1991 to
                                     1996.
---------------------------------------------------------------------------------------------------------
William F. Truscott (9/14/60)        Vice President; Managing              2000
                                     Director, Scudder Kemper.
---------------------------------------------------------------------------------------------------------
Robert D. Tymoczko (2/3/70)          Vice President; Senior Vice           2000
                                     President, Scudder Kemper.
---------------------------------------------------------------------------------------------------------
Kathryn L. Quirk (12/3/52)           Vice President; Managing              1998
                                     Director, Scudder Kemper.
---------------------------------------------------------------------------------------------------------
Linda J. Wondrack (9/12/64)          Vice President; Senior Vice           1998
                                     President, Scudder Kemper.
---------------------------------------------------------------------------------------------------------
John R. Hebble (6/27/58)             Treasurer; Senior Vice                1998
                                     President, Scudder Kemper.
---------------------------------------------------------------------------------------------------------
Maureen E. Kane (2/14/62)            Assistant Secretary; Vice             1998
                                     President, Scudder Kemper;
                                     formerly, Assistant Vice
                                     President of an unaffiliated
                                     investment management firm;
                                     prior thereto, Associated
                                     Staff
---------------------------------------------------------------------------------------------------------

_____________________

/1/ The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold offices as the Trustees permit in accordance with the By-laws of the Funds.

-----------------------------------------------------------------------------------
                              Attorney of an unaffiliated
                              investment management firm;
                              Associate, Peabody & Arnold (law
                              firm).
-----------------------------------------------------------------------------------
Caroline Pearson (4/1/62)     Assistant Secretary; Senior Vice      1998
                              President, Scudder Kemper;
                              formerly, Associate, Dechert
                              Price & Rhoads (law firm) from
                              1989 to 1997.
-----------------------------------------------------------------------------------
Brenda Lyons (2/21/63)        Assistant Treasurer; Senior Vice      1998
                              President, Scudder Kemper.
-----------------------------------------------------------------------------------

Compensation of Trustees and Officers

     Each Fund pays the Independent Trustees an annual retainer (paid in quarterly installments) and an attendance fee, plus expenses, for each Board meeting and committee meeting attended. As reflected below, the Trustees currently serve as board members of various other Kemper Funds. Scudder Kemper supervises each Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of a Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Funds makes no direct payments to them.

     The Independent Trustees of the Trust are not entitled to benefits under any pension or retirement plan. Each of Messrs. Akins, Gottschalk, and Kelsey, none of whom is standing for re-election, will be provided by the Funds, as well as each other Kemper Fund for which he serves as a trustee, with a one-time benefit in an amount that is based upon the number of years remaining until his normal retirement age. The benefit that Mr. Akins will receive from each fund
will range from $[     ] to $[     ]. The benefit that Mr. Gottschalk will
receive from each fund will range from $[     ] to $[     ]. The benefit that
Mr. Kelsey will receive from each fund will range from $[     ] to $[     ].
Because Scudder Kemper will also benefit from the administrative efficiencies of a consolidated board, Scudder Kemper has agreed to bear one-half of the cost of any such benefit.

     The following Compensation Table provides in tabular form the following data:

     Column (1) All Trustees who receive compensation from the Funds.

     Column (2) Aggregate compensation received by each Trustee from each Fund during calendar year 2000.

     Column (3) Total compensation received by each Trustee from funds advised by Scudder Kemper (collectively, the "Fund Complex") during calendar year 2000.

Compensation Table

-------------------------------------------------------------------------------------
                            Aggregate Compensation From     Total Compensation From
Name of Trustee             Each Fund                       Fund Complex/(2)(3)/
-------------------------------------------------------------------------------------
James E. Akins              Kemper Horizon 5:
                            Kemper Horizon 10+:
                            Kemper Horizon 20+:
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
James R. Edgar              Kemper Horizon 5:
                            Kemper Horizon 10+:
                            Kemper Horizon 20+:
-------------------------------------------------------------------------------------
Arthur R. Gottschalk/(1)/   Kemper Horizon 5:
                            Kemper Horizon 10+:
                            Kemper Horizon 20+:
-------------------------------------------------------------------------------------
Frederick T. Kelsey         Kemper Horizon 5:
                            Kemper Horizon 10+:
                            Kemper Horizon 20+:
-------------------------------------------------------------------------------------
Fred B. Renwick             Kemper Horizon 5:
                            Kemper Horizon 10+:
                            Kemper Horizon 20+:
-------------------------------------------------------------------------------------
John G. Weithers            Kemper Horizon 5:
                            Kemper Horizon 10+:
                            Kemper Horizon 20+:
-------------------------------------------------------------------------------------

/(1)/ Includes deferred fees. Pursuant to deferred compensation agreements with the Trust, deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds - Zurich Money Market Fund. Total deferred fees
(including interest thereon) payable to Mr. Gottschalk are $[   ].

/(2)/ Includes compensation for service on the boards of [ ] Kemper trusts/corporations comprised of [ ] funds. Each trustee currently serves on the boards of [ ] Kemper trusts/corporations comprised of [ ] funds.

/(3)/ Aggregate compensation does not reflect amounts paid to the Trustees for special meetings in connection with the Scudder Kemper restructuring initiative. Such amounts totaled [$_______, $_______, $_______, $_______, $_______, and
$_______ for Messrs. Akins, Edgar, Gottschalk, Kelsey, Renwick, and Weithers,] respectively.

                 The Board of Trustees unanimously recommends that the shareholders of each Fund vote FOR each nominee.

                 PROPOSALS 2 THROUGH 4:  APPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION

I.   SYNOPSIS

Introduction

     The Board of Trustees, including all of the Independent Trustees, approved the Plan at a meeting held on November 29, 2000. Subject to its approval by the shareholders of the Funds, the Plan provides that each Horizon Fund would (a) transfer all or substantially all of its assets and all of its liabilities to Kemper Total Return Fund in exchange for Class A, Class B, Class C and Class I shares of Kemper Total Return Fund; (b) distribute such shares to each shareholder of the Fund in liquidation of the Fund, and (c) terminate as a series of the Acquired Trust. As a result of the Reorganization, each shareholder of each Fund will become a shareholder of Kemper Total Return Fund and will hold, immediately after the Reorganization, shares of the class of shares of Kemper Total Return Fund that corresponds to the class of shares of the relevant Fund held by that shareholder on the Valuation Date, having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the relevant Fund on the Valuation Date. Each Horizon Fund's shareholders will vote on reorganization of their Fund into Kemper Total Return Fund, with each reorganization separate and distinct from the other. The Reorganization of each Horizon Fund is not contingent upon approval of the other Horizon Funds' shareholders.

     Scudder Kemper is the investment manager of each Fund and Kemper Total Return Fund. If the Reorganization is completed, each Fund's shareholders will continue to enjoy all of the same shareholder privileges as they currently enjoy, such as access to professional service representatives, exchange privileges and automatic dividend reinvestment. Services provided to the Class A, Class B, Class C and Class I shareholders of Kemper Total Return Fund following the Reorganization will be identical to those currently provided to shareholders of the corresponding class of the relevant Fund. See "Purchase, Redemption and Exchange Information."

Background of the Reorganization

     The Reorganization is part of a broader restructuring program to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that are available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this expansion has come increased complexity and competition among mutual funds, as well as the potential for increased confusion among investors. The group of funds advised by Scudder Kemper has followed this pattern.

     As a result, Scudder Kemper has sought ways to restructure and streamline the management and operations of the funds it advises by consolidating all of the retail mutual funds that it currently sponsors into a single product line offered under the "Scudder" name. Scudder Kemper believes, and has advised the boards, that further reducing the number of funds it advises and adding the classes of shares currently offered on all Kemper Funds to the Scudder Funds will benefit fund shareholders. Scudder Kemper has, therefore, proposed the combination of many Scudder Funds and Kemper Funds that have similar or compatible investment objectives and policies. Scudder Kemper believes that the larger funds, along with the fewer number of funds, that result from these combinations may help to enhance investment performance and increase efficiency of operations. The restructuring program will not result in any changes in the shareholder services currently offered to shareholders of the Kemper Funds.

     Most of the Scudder Funds have recently adopted a new fee structure for certain administrative services. Under this fee structure, in exchange for payment by a fund of a single administrative fee rate, Scudder Kemper provides or pays for substantially all services that the fund normally requires for its operations, other than those provided under the fund's investment management agreement and certain other expenses. This administrative fee enables investors to determine with greater certainty the expense level that a fund will experience, and, for the term of the administrative agreement, transfers substantially all of the risk of increased costs to Scudder Kemper. Likewise, Scudder Kemper receives all of the benefits of economies of scale from increases in asset size or decreased operating expenses. As part of the restructuring effort, Scudder Kemper has proposed extending this administrative fee structure to those funds currently offered under the Kemper name.

     The fund consolidations and the consolidation of the boards currently overseeing the Kemper Funds (see Proposal 1 above) are expected to have a positive impact on Scudder Kemper, as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for Scudder Kemper in advising or servicing funds.

Reasons for the Proposed Reorganization; Board Approval

     Since receiving Scudder Kemper's proposals on May 24, 2000, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of Scudder Kemper, the Independent Trustees have requested, and Scudder Kemper has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction - Board Approval of the Proposed Transaction" below.

     In determining whether to recommend that the shareholders of the Funds approve the Reorganization, the Board of Trustees considered that:

     . Given each Fund's relative small size and Scudder Kemper's commitment to a streamlined family of funds, each Reorganization would allow shareholders to continue their investment in another fund and would be effected on a tax-free basis, as opposed to liquidation, which would be a taxable transaction.

     . The fixed rate under the Administration Agreement is expected to be less than the estimated current applicable operating expenses each class of shares would otherwise pay.

     . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free transaction.

     . Scudder Kemper agreed to bear a portion of the costs of the Reorganization allocable to Class I shares of each Horizon Fund. Class A, B and C shares of each Horizon Fund will bear all of the costs of the Reorganization allocable to such class. The portion of the costs of the Reorganization paid by each class is estimated to be recoverable from lower overall expense rates within six months of completion of each Reorganization.

     For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Board of Trustees, including the Independent Trustees, has concluded that:


     . the Reorganization is in the best interests of the Funds and their shareholders; and

     . the interests of the existing shareholders of the Funds will not be diluted as a result of the Reorganization.

     Accordingly, the Trustees unanimously recommend approval of the Plan effecting the Reorganization. If the Plan is not approved with respect to a Fund, that Fund will continue in existence unless other action is taken by the Trustees.

Investment Objectives, Policies and Restrictions of the Funds

     The investment objectives, policies and restrictions of each of the Funds differ. Kemper Total Return Fund's investment objective is to seek the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The investment objective of Kemper Horizon 20+ is to seek growth of capital, with income a secondary goal. The investment objective of Kemper Horizon

10+ is to seek a balance between growth of capital and income, consistent with moderate risk. The investment objective of Kemper Horizon 5 is to seek income consistent with capital preservation; growth of capital is a secondary goal. Thus, the Funds offer a range of objectives from growth of capital to income to various combinations of income and growth. The investment objective of Kemper Total Return Fund may vary substantially from the objective of your current Fund. There can be no assurance that any Fund will achieve its investment objective.

Each of the Funds, including Kemper Total Return Fund, invests in a mix of securities including both debt and equity; however, the investment allocation of debt and equity securities varies by Fund. Kemper Total Return Fund does not have a particular target allocation between debt and equity securities. Kemper Horizon 20+ normally invests 80% of its net assets in equity securities and 20% in fixed-income securities. Kemper Horizon 10+ normally invests 60% of its net assets in equity securities and 40% in fixed-income securities. Kemper Horizon 5 normally invests 40% of its net assets in equity securities and 60% in fixed-income securities. Kemper Total Return Fund does not target any particular allocation between debt and equity securities, [but normally consists of ___ % in fixed-income securities and ___ % in equity securities]. The percentage of assets invested in specific categories of fixed-income and equity securities for Kemper Total Return Fund varies from time to time depending on the judgment of the manager as to general market and economic conditions, trends in yields and interest rates and changes in fiscal monetary policies. Kemper Total Return Fund may shift the proportion of its holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented. The portfolio management team for Kemper Total Return Fund and the Horizon Funds differ.

Equity Investments
------------------

     Each Horizon Fund normally seeks to allocate approximately 70% of its equity investments in U.S. securities and 30% of its equity investments in foreign securities. Kemper Total Return Fund does not have a target allocation and may invest up to 25% of its total assets in foreign securities, although generally, most of its assets are from U.S. issuers.

     The U. S. equity portion for each Horizon Fund is normally invested in 50% growth stocks and 50% value stocks, but may vary between 40-60% for both.
Kemper Total Return Fund generally invests in growth stocks. When choosing U.S. stocks, the managers of the Horizon Funds use proprietary models to rank stocks according to book value, earnings per share, expected earnings growth and other factors, normally investing more heavily in large cap stocks than small cap stocks. Kemper Total Return Fund similarly favors large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

     When selecting foreign stocks, managers of the Horizon Funds generally focus on established companies in countries with developed economies, although the Funds may invest in stocks of any size and from any country. Kemper Total Return Fund follows the same strategy for domestic and foreign stocks, favoring large companies with a history of above-average growth and attractive prices relative to potential growth.

Fixed-Income Investments
------------------------

     Each Fund, including Kemper Total Return Fund, may invest in corporate debt securities, U.S. government securities, government agency securities (including mortgage- and asset-backed), bank obligations and cash equivalents as part of its main investment strategy. However, Kemper Total Return Fund does not require, as the Horizon Funds do, that all of its fixed-income securities be denominated in U.S. dollars.

     The credit quality of the Funds' fixed-income investments may differ from Kemper Total Return Fund. Each Horizon Fund requires 90% of its fixed-income portion to be in the top four credit grades ("investment grade"), with an average dollar-weighted credit quality within the top two credit grades. Normally, Kemper Total Return Fund's bond component consists mainly of investment-grade bonds; however, up to 35% of its total assets may be invested in junk bonds (i.e., BB or below).

     The Funds' fixed-income investments also vary in terms of duration. The duration of the Horizon Funds' fixed-income portion of investments is generally kept between 1.5 and 3.5 years, with an average of approximately 2.5 years. Kemper Total Return Fund may invest in bonds of any duration.

     Each Fund may invest in derivatives, although none of the Funds use derivatives as principal investments.

     Each of Kemper Total Return Fund and the Funds' [fundamental] investment restrictions, as such restrictions are set forth in such Funds' statement of additional information, are identical. Fundamental investment restrictions may not be changed without the approval of Fund shareholders. One difference exists, however, between Kemper Total Return Fund and each of the Funds' non-fundamental investment restrictions (i.e., those changeable by the Board without shareholder approval), as such restrictions are set forth in such Funds' statement of additional information. Each Horizon Fund is limited to lending portfolio securities in an amount up to 5% of its total assets. Kemper Total Return Fund is limited to lending portfolio securities in an amount up to one-third of its total assets. Investors should refer to each Fund's statement of additional information for a more detailed description of each Fund's investment policies and restrictions.

Portfolio Turnover

     The portfolio turnover rate for Kemper Total Return Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended October 31, 2000 was 95%. The portfolio turnover rates for Horizon 5, Horizon 10+ and Horizon 20+ Funds for the fiscal year ended July 31, 2000 were 72%, 61% and 72%, respectively.

Comparative Considerations

     The portfolio characteristics of the Total Return Fund after the Reorganization will reflect the blended characteristics of the Horizon 5 Fund, Horizon 10+ Fund and Horizon 20+ Fund that are proposed to be combined into Kemper Total Return Fund. The following characteristics for each Fund reflect the portfolio allocation of each Fund's investments as of __________, 2000. The table also reflects the blended portfolio characteristics of all Funds into Kemper Total Return Fund, giving effect to the Reorganization.

------------------------------------------------------------------------------------------------------
                                         Portfolio Allocation (1)
                                          (As a % of Net Assets)
------------------------------------------------------------------------------------------------------
                                                                        Kemper
                         Horizon 5    Horizon 10+    Horizon 20+   Total Return Fund    Pro forma(2)
Fixed Income(3)             60%           40%            20%

     AAA

     AA

     A

     BBB

     Below BBB

     Unrated

Equity                      40%           60%            80%

     International          12%           18%            24%

     U.S.                   28%           42%            56%

          Growth            14%           21%            28%

          Value             14%           21%            28%
------------------------------------------------------------------------------------------------------

(1) Each Horizon Fund's equity portion normally consists of 30% international securities and 70% U.S. securities. The U.S. equity portion for each Horizon Fund is normally invested in 50% growth stocks and 50% value stocks but may vary between 40-60% for both. The U. S. equity portion for each Horizon Fund is also normally invested more heavily in large cap stocks than small cap stocks.
Kemper Total Return Fund invests in a mix of growth stocks and bonds, with up to 25% of its total assets in foreign securities.

(2) Reflects the blended characteristics of all Funds into Kemper Total Return Fund after the Reorganization.

(3) Credit ratings represent the higher of ratings by Moody's and S&P. See [Annex A] to the Statement of Additional Information for a general description of Moody's and S&P's ratings.

Performance

     The following table shows the returns of each Fund and Kemper Total Return Fund over different periods. For context, the table also includes a broad-based market index (two indices for the Horizon Funds) (which, unlike the Funds, does not have any fees or expenses). The performances of each Fund, Kemper Total Return Fund, and the index vary over time, and past performance is not necessarily indicative of future results. All figures assume reinvestment of dividends and distributions.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                [Insert Table]

*    [Index information.]

     For management's discussion of Kemper Total Return Fund's performance for the fiscal year ended October 31, 2000, please refer to Exhibit B.

Investment Manager; Fees and Expenses

     Each of the Funds and Kemper Total Return Fund retains the investment management firm of Scudder Kemper, pursuant to separate contracts, to manage its daily investment and business affairs, subject to the policies established by each Fund's Trustees. Scudder Kemper is a Delaware corporation located at Two International Place, Boston, Massachusetts 02110-4103.

     Pursuant to separate contracts, each of Kemper Total Return Fund and the Funds pay the Investment Manager a graduated investment management fee at an identical rate. The fee is graduated so that increases in a Fund's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. As of October 31, 2000, Kemper Total Return Fund had total net assets of $3,500,560,218. For the fiscal year ended October 31, 2000, Kemper Total Return Fund paid the Investment Manager a fee of 0.53% of its average daily net assets. As of July 31, 2000, Kemper Horizon 5, Kemper Horizon 10+, and Kemper Horizon 20+ had total net assets of $62,391,000, $96,905,000, and $94,366,000, respectively, and each Horizon Fund paid the Investment Manager a fee of 0.58% of its average daily net assets.

     Currently, the fee schedules for the Funds and Kemper Total Return Fund are as follows:

Average Daily Net Assets                 Fee Rate
------------------------                 --------

First $250 Million                       0.58%
Next  $750 million                       0.55%
Next  $1.5 billion                       0.53%
Next  $2.5 billion                       0.51%
Next  $2.5 billion                       0.48%
Next  $2.5 billion                       0.46%
Next  $2.5 billion                       0.44%
Over  $12.5 billion                      0.42%

     Based upon each Fund's net assets for the twelve month period ended September 30, 2000, the effective advisory fee rate for each Horizon Fund was 0.58%. Based upon each Fund's net assets as of September 30, 2000, the effective advisory fee rate for Kemper Total Return Fund after the Reorganization would be 0.53% of average daily net assets.

Administrative Fee

     On or prior to the Closing, Kemper Total Return Fund will have entered into an administration agreement with Scudder Kemper (the "Administration Agreement"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by Kemper Total Return Fund (other than those provided by Scudder Kemper under its investment management agreement with that Fund) in exchange for the payment by Kemper Total Return Fund of an annual administrative services fee (the "Administrative Fee") equal to 0.225%, 0.375%, 0.30% and 0.10% of average daily net assets (after giving effect to a contractual waiver for Class A and Class C shares of 0.10% and 0.05%, respectively) attributable to the Class A, Class B, Class C and Class I shares, respectively. The fees for the services provided by Kemper Distributors, Inc. ("KDI") under its current services agreement with Kemper Total Return Fund are not covered by, and are in addition to, the Administrative Fee. One effect of this arrangement is to make Kemper Total Return Fund's future expense ratio more predictable. On the other hand, the administrative fee rate will not decrease with economies of scale from increases in asset size or decreased operating expenses. The details of this arrangement (including expenses that are not covered) are set out below.

     Various service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to Kemper Total Return Fund pursuant to separate agreements. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for Kemper Total Return Fund and maintains its accounting records. State Street Bank and Trust Co. ("State Street") is the transfer agent and dividend-paying agent for the Kemper Total Return Fund. Pursuant to a services agreement with State Street, Kemper Service Company, an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of such Fund, and as such, performs all of State Street's duties as transfer agent and dividend paying agent. As custodian, State Street holds the portfolio securities of Kemper Total Return Fund, pursuant to a custodian agreement. Other Service Providers include the independent public accountants and legal counsel for Kemper Total Return Fund.

     Once the Administration Agreement becomes effective, each Service Provider will continue to provide the services to Kemper Total Return Fund described above, except that Scudder Kemper will pay these entities for the provision of their services to Kemper Total Return Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, Kemper Total Return Fund will pay Scudder Kemper the Administrative Fee.

     The Administration Agreement will remain in effect with respect to the Class A, Class B, Class C and Class I shares for an initial term ending September 30, 2003, subject to earlier termination by the trustees that oversee Kemper Total Return Fund. The fee payable by Kemper Total Return Fund to Scudder Kemper pursuant to the Administration Agreement would be reduced by the amount of any credit received from Kemper Total Return Fund's custodian for cash balances.

     Certain expenses of Kemper Total Return Fund would not be borne by Scudder Kemper under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). Kemper Total Return Fund will continue to pay the fees required by its investment management agreement with Scudder Kemper. In addition, it will pay the fees under its services agreement and underwriting and distribution services agreement with KDI, as described in "Distribution and Service Fees" below.

Comparison of Expenses

     The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Class A, Class B, Class C and Class I shares of Kemper Total Return Fund, and compares these with the expenses of the Funds. As indicated below, it is expected that the total expense ratio of each class of Kemper Total Return Fund following the Reorganizations will be substantially lower than the current expense ratio of the comparable class of each Horizon Fund. Except for the "Other Expenses", unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 2000 and on a pro forma basis as of that date and for the twelve month period then ended, assuming the Reorganization had been in effect for the period. The "Other Expenses" for each Fund, including Kemper Total Return Fund, are based upon an estimate, as of September 30, 2000, of expected ongoing operating expenses. The "Other Expenses" for Kemper Total Return Fund and the pro forma Reorganized Fund are based upon the new fee schedule under a new Administration Agreement to be adopted by Kemper Total Return Fund.


                           Expense Comparison Table
                                Class A Shares

                                                                                                     Kemper
                                                    Horizon 5     Horizon 10+     Horizon 20+     Total Return       Pro Forma
                                                      Fund           Fund            Fund             Fund         (combined) (1)
                                                      ----           ----            ----             ----           ---------
Shareholder Fees

Maximum Sales Charge (Load) Imposed on
 Purchases (as % of offering price)...........       5.75%          5.75%           5.75%            5.75%              5.75%

Maximum Contingent Deferred Sales Charge (Load)
 (as % of redemption proceeds)(2) ............       None           None            None             None               None

Annual Fund Operating Expenses
 (as a % of average net assets)

Management Fees...............................        .58%           .58%            .58%             .53%               .53%

Rule 12b-1/ASF Fees...........................        .25%           .23%            .25%             .27%               .24%

Other Expenses................................        .81%           .76%            .88%             .23%               .23%(3)

Total Fund Operating Expenses.................       1.64%          1.57%           1.71%            1.03%              1.00%


Expense Example of Total Operating Expenses at the End of the Period(4)

One Year......................................     $  732         $  726          $  739           $  674             $  671

Three Years...................................     $1,063         $1,042          $1,083           $  884             $  895

Five Years....................................     $1,415         $1,381          $1,450           $1,111             $1,137

Ten Years.....................................     $2,407         $2,335          $2,478           $1,762             $1,830

______________________________
Notes to Expenses Comparison Table:

(1) The Pro Forma column reflects expenses estimated for the Reorganized Fund subsequent to each Reorganization and reflects the effect of each Reorganization.
(2) Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge if sold during the first year after purchase and .50% if sold during the second year after purchase.
(3) Reflects the impact of a contractual waiver by Scudder Kemper of 0.10% of the Administrative Services Fee.
(4) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same.

                            Expense Comparison Table
                                 Class B Shares

                                                                                                     Kemper
                                                    Horizon 5     Horizon 10+     Horizon 20+     Total Return    Pro Forma
                                                      Fund           Fund            Fund             Fund        (combined) (1)
                                                      ----           ----            ----             ----        ---------
Shareholder Fees

Maximum Sales Charge (Load) Imposed on Purchases
 (as % of offering price)......................          None            None            None             None              None

Maximum Contingent Deferred Sales Charge (Load)
 (as % of redemption proceeds)(2)..............          4.00%           4.00%           4.00%            4.00%             4.00%

Annual Fund Operating Expenses
 (as a % of average net assets)

Management Fees................................           .58%            .58%            .58%             .53%              .53%

Rule 12b-1/ASF Fees............................          1.00%           1.00%           1.00%            1.00%             1.00%

Other Expenses.................................           .72%            .86%            .94%             .45%              .38%

Total Fund Operating Expenses..................          2.30%           2.44%           2.52%            1.98%             1.91%

Expense Example of Total Operating Expenses
 Assuming Redemption at the End of the Period(3)

One Year.......................................        $  633          $  647          $  655           $  601            $  594

Three Years....................................        $1,018          $1,061          $1,085           $  921            $  900

Five Years.....................................        $1,430          $1,501          $1,540           $1,268            $1,232

Ten Years......................................        $2,315          $2,363          $2,475           $1,834            $1,828

Expense Example of Total Operating Expenses
 Assuming No Redemption at the End of the Period(3)

One Year.......................................        $  233          $  247          $  255           $  201            $  194

Three Years....................................        $  718          $  761          $  785           $  621            $  600

Five Years.....................................        $1,230          $1,301          $1,340           $1,068            $1,032

Ten Years......................................        $2,315          $2,363          $2,475           $1,834            $1,828

________________
Notes to Expense Comparison Table:

(1) The Pro Forma column reflects expenses estimated for the Reorganized Fund subsequent to each Reorganization and reflects the effect of each Reorganization.
(2) Contingent deferred sales charges on Class B shares sold within the first six years of ownership are 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.
(3) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. Assumes conversion to Class A shares six years after purchase.

                            Expense Comparison Table
                                 Class C Shares

                                                                                                     Kemper
                                                    Horizon 5     Horizon 10+     Horizon 20+     Total Return      Pro Forma
                                                      Fund           Fund            Fund             Fund         (combined) (1)
                                                      ----           ----            ----             ----         ----------
Shareholder Fees

Maximum Sales Charge (Load) Imposed on Purchases
 (as % of offering price)......................           None         None          None            None                None

Maximum Contingent Deferred Sales Charge (Load)
 (as % of redemption proceeds)(2)..............           1.00%        1.00%         1.00%           1.00%               1.00%

Annual Fund Operating Expenses
 (as a % of average net assets)

Management Fees................................            .58%         .58%          .58%            .53%                .53%

Rule 12b-1/ASF Fees............................           1.00%        1.00%         1.00%           1.00%               1.00%

Other Expenses.................................            .74%         .87%         1.03%            .35%                .30%(3)

Total Fund Operating Expenses..................           2.32%        2.45%         2.61%           1.88%               1.83%

Expense Example of Total Operating Expenses
 Assuming Redemption at the End of the Period(4)

One Year.......................................         $  335       $  348        $  364          $  291              $  286

Three Years....................................         $  724       $  764        $  811          $  591              $  586

Five Years.....................................         $1,240       $1,306        $1,385          $1,016              $1,011

Ten Years......................................         $2,656       $2,786        $2,944          $2,201              $2,197


Expense Example of Total Operating Expenses
 Assuming No Redemption at the End of the Period(4)

One Year.......................................         $  235       $  248        $  264          $  191              $  186

Three Years....................................         $  724       $  764        $  811          $  591              $  586

Five Years.....................................         $1,240       $1,306        $1,385          $1,016              $1,011

Ten Years......................................         $2,656       $2,786        $2,944          $2,201              $2,197

________________
Notes to Expense Comparison Table:

(1) The Pro Forma column reflects expenses estimated for the Reorganized Fund subsequent to each Reorganization and reflects the effect of each Reorganization.
(2) Contingent deferred sales charges on Class C shares is 1% for shares sold during the first year after purchase.
(3) Reflects the impact of a contractual waiver by Scudder Kemper of 0.05% of the Administrative Services Fee.
(4) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same.

                            Expense Comparison Table
                                 Class I Shares

                                                                                                     Kemper
                                                    Horizon 5     Horizon 10+     Horizon 20+     Total Return     Pro Forma
                                                      Fund           Fund            Fund             Fund         (combined) (1)
                                                      ----           ----            ----             ----         ---------
Shareholder Fees

Maximum Sales Charge (Load) Imposed on Purchases
 (as % of offering price)........................        None          None             None             None              None

Maximum Contingent Deferred Sales Charge (Load)
 (as % of redemption proceeds)...................        None          None             None             None              None

Annual Fund Operating Expenses
 (as a % of average net assets)

Management Fees..................................         .58%          .58%             .58%             .53%              .53%

Rule 12b-1/ASF Fees..............................        None          None             None             None              None

Other Expenses...................................         .39%          .30%             .32%             .11%              .10%

Total Fund Operating Expenses....................         .97%          .88%             .90%             .64%              .63%

Expense Example of Total Operating Expenses
 Assuming Redemption at the End of the Period(2)

One Year.........................................      $   99        $   90           $   92             $ 65              $ 64

Three Years......................................      $  309        $  281           $  287             $205              $202

Five Years.......................................      $  536        $  488           $  498             $357              $351

Ten Years........................................      $1,190        $1,084           $1,108             $798              $786


________________
Notes to Expense Comparison Table:

(1) The Pro Forma column reflects expenses estimated for the Reorganized Fund subsequent to each Reorganization and reflects the effect of each Reorganization.
(2) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same.

Financial Highlights

     The financial highlights table for Kemper Total Return Fund, which is intended to help you understand Kemper Total Return Fund's financial performance for the past five years, is included in Kemper Total Return Fund's prospectus dated February 1, 2001, which is included in the materials that have been provided to you with this document.

Distribution and Services Fees

     Pursuant to an underwriting and distribution services agreement with Kemper Total Return Fund, KDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Investment Manager, will act as the principal underwriter and distributor of the Class A, Class B, Class C and Class I shares of that Fund and will act as agent of the Fund in the continuing offer of such shares. Kemper Total Return Fund also has adopted distribution plans on behalf of each class in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the existing distribution plans adopted by the Funds, with one exception. As under the current distribution plans for each Fund, Kemper Total Return Fund will pay KDI an asset-based fee at an annual rate of 0.75% of Class B and Class C shares. Pending approval of the shareholders of Kemper Total Return Fund, at the time of the Closing it is anticipated that the distribution plans for Kemper Total Return Fund, however, unlike the distribution plans for the Funds, will authorize the payment to KDI of the 0.25% services fee with respect to the Class A, Class B and Class C shares pursuant to the services agreement described below. Neither KDI nor the Trustees of the Funds believe that the services performed by KDI under the services agreement have been primarily intended to result in sales of fund shares (i.e., "distribution" services) as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the services agreement are "distribution" services, the distribution plans for Kemper Total Return Fund will authorize the payment of the services fee. The fact that the services fee will be authorized by Kemper Total Return Fund's distribution plans will not change the fee rate nor will it affect the nature or quality of the services provided by KDI.

     Pursuant to the services agreement with Kemper Total Return Fund, which is substantially identical to the current services agreement with the Funds, KDI will receive a services fee of up to 0.25% per year with respect to the Class A, Class B and Class C shares. KDI will use the services fee to compensate financial services firms ("firms") for providing personal services and maintenance of accounts for their customers that hold those classes of shares of Kemper Total Return Fund, and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Fund. All fee amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares.

Purchases, Exchanges, and Redemptions

     Both Funds are part of the Scudder Kemper complex of mutual funds. At the time of the Closing, the procedures for purchases, exchanges, and redemptions of Class A, Class B, Class C and Class I shares of Kemper Total Return Fund will be identical to those of the Funds. Shares of Kemper Total Return Fund will be exchangeable for shares of the same class of most other open-end funds advised by Scudder Kemper offering such shares.

     Corresponding classes of shares of Kemper Total Return Fund have identical sales charges to those of the Funds. Kemper Total Return Fund will have a maximum initial sales charge of 5.75% on Class A shares. Shareholders who purchase $1 million or more of Class A shares will pay no initial sales charge but may have to pay a contingent deferred sales charge (a "CDSC") of up to 1% if the shares are sold within 2 years of the date on which they were purchased. Class B shares will be sold without a front-end sales charge, but may be subject to a CDSC upon redemption, depending on the length of time the shares are held. The CDSC will begin at 4% for shares sold in the first year, will decline to 1% in the sixth year and is eliminated after the sixth year. After six years, Class B shares automatically convert to Class A shares. Class C shares will be sold without a front-end sales charge, but may be subject to a CDSC of up to 1% if the shares are sold within one year of purchase.

     Class A, Class B, Class C and Class I shares of Kemper Total Return Fund received in the Reorganization will be issued at net asset value, without a sales charge, and no CDSC will be imposed on any shares of the Funds exchanged for shares of Kemper Total Return Fund as a result of the Reorganization. However, following the Reorganization, any CDSC that applies to shares of the Funds will continue to apply to shares of Kemper Total Return Fund received in the Reorganization, using the original purchase date for such shares to calculate the holding period, rather than the date such shares are received in the Reorganization.

     Services available to shareholders of Kemper Total Return Fund will be identical to those available to shareholders of the Funds and include the purchase and redemption of shares through an automated telephone system and over the Internet, telephone redemptions, and exchanges by telephone to most other Scudder Kemper funds that offer Class A, Class B, Class C and Class I shares, and reinvestment privileges. Please see the Funds' prospectus for additional information.

Dividends and Other Distributions

     Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November or December of each year. An additional distribution may be made if necessary. Dividends and distributions of each Fund will be invested in additional shares of the same class of that Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

     If the Plan is approved by a Fund's shareholders, that Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains immediately prior to the Closing.

Other Differences Between the Funds

     Trustees and Officers.

          The Trustees of the Funds are different from those of Kemper Total Return Fund. Currently, the Trustees of Kemper Total Return Fund are John W. Ballentine, Lewis A. Burnham, Linda C. Coughlin, Donald L. Dunaway, Robert B. Hoffman, Donald R. Jones, Thomas W. Littauer, Shirley D. Peterson and William P. Sommers. The shareholders of Kemper Total Return Fund will vote on the same slate of Trustees as in Proposal 1 for the Horizon Fund shareholders. In addition, the officers of the Funds and Kemper Total Return Fund are not identical. (See Proposal 1 and the Statement of Additional Information for further information.)

     Fiscal Year.

          The Funds' fiscal year-end is July 31. Kemper Total Return Fund's fiscal year-end is October 31.

Tax Consequences

     As a condition to the Reorganization, each Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by any Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                   *                      *                      *

     The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II.  PRINCIPAL RISK FACTORS

     Because there are substantial differences in the investment objectives, policies and strategies of Kemper Total Return Fund and the Funds, there are also substantial differences in the principal risks of the Funds. The principal risks of Kemper Total Return Fund are stock market risk, particularly for growth stocks, interest rate risk, credit risk and foreign stock risk. The principal risks of Horizon 5 Fund are bond market risk, interest rate risk, credit risk and stock market risk. The principal risks of Horizon 10+ Fund are stock market risk, foreign stock risk, bond market risk, interest rate risk and credit risk. The principal risks of Horizon 20+ Fund are stock market risk, foreign stock risk, bond market risk, interest rate risk, and credit risk.

     Stock market risk depends on many influences, including economic, political, and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies. Foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

     Although Kemper Total Return Fund and the Horizon Funds each may invest in common stocks, their portfolio holdings are expected to differ considerably in terms of market capitalization, style (i.e., growth versus value) and foreign exposure. Because different segments of the stock market (e.g., large cap and small cap) and different investment styles (e.g., growth versus value) may react quite differently to economic and other factors, the risks of the Funds are expected to vary.

     Bond market risk depends on interest rates, credit quality of issuers and other factors. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the Funds' performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the Funds' share price and yield. All bonds are also subject to credit risk, which is the risk that interest and principal will not be repaid. Corporate bonds could perform less well than other bonds in a weak economy.

     Kemper Total Return Fund may invest more heavily in high yield securities or "junk bonds" than the Horizon Funds and is more susceptible to the credit risks of investing in junk bonds. Investments in junk bonds entail relatively greater risk of loss of income and principal than investments in higher-rated securities and may fluctuate more in value.

     For a further discussion of the investment techniques and risk factors applicable to the Funds, see the "Investment Objectives, Policies and Restrictions of the Funds" above, and the prospectuses and statements of additional information for the Funds, which are incorporated by reference herein.


III. THE PROPOSED TRANSACTION

Description of the Plan

     As stated above, the Plan provides for the transfer of all or substantially all of the assets of each Fund to Kemper Total Return Fund in exchange for that number of full and fractional Class A, Class B, Class C and Class I shares having an aggregate net asset value equal to the aggregate net asset value of the relevant Fund as of the close of business on the Valuation Date. Kemper Total Return Fund will assume all of the liabilities of each Fund. Each Fund will distribute the Class A, Class B, Class C and Class I shares received in the exchange to the shareholders of the relevant Fund in complete liquidation of that Fund. That Fund will then be terminated.

     Upon completion of the Reorganization, each shareholder of each Fund will own that number of full and fractional Class A, Class B, Class C and Class I Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the corresponding class held in that Fund as of the close of business on the Valuation Date. Such shares will be held in an account with Kemper Total Return Fund identical in all material respects to the account currently maintained by the relevant Fund for such shareholder. In the interest of economy and convenience, Class A, Class B, Class C and Class I shares issued to the Funds' shareholders in the Reorganization will be in uncertificated form. If Class A, Class B, Class C or Class I shares of any Fund are represented by certificates prior to the Closing, such certificates should be returned to the Funds' shareholder servicing agent. Any Class A, Class B, Class C or Class I shares of Kemper Total Return Fund distributed in the Reorganization to shareholders in exchange for certificated shares of the Funds may not be transferred, exchanged or redeemed without delivery of such certificates.

     Until the Closing, shareholders of the Funds will continue to be able to redeem their shares at the net asset value next determined after receipt by the Funds' transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of Class A, Class B, Class C or Class I shares of Kemper Total Return Fund received by the shareholder in connection with the Reorganization.

     The obligations of each Trust on behalf of the respective Funds under the Plan are subject to various conditions, as stated therein. The Plan also requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Fund is in the process of making the necessary filings. To provide for unforseen events, the Plan may be terminated: (i) by the mutual agreement of the parties; (ii) by either party if the Closing has not occurred by [
], 2001, unless such date is extended by mutual agreement of the parties; or
(iii) by either party if the other party has materially breached its obligations under the Plan or made a material misrepresentation in the Plan or in connection with the Reorganization. The Plan may also be amended by mutual agreement in writing. However, no amendment may be made following the shareholder meeting if such amendment would have the effect of changing the provisions for determining the number of shares of Kemper Total Return Fund to be issued to the Funds in the Plan to the detriment of the Funds' shareholders without their approval.
For a complete description of the terms and conditions of the Reorganization, please refer to the Plan at Exhibit A.

Board Approval of the Proposed Transaction

     As discussed above, the Reorganization is part of a Scudder Kemper initiative that is intended to restructure and streamline the management and operations of the funds Scudder Kemper advises. Scudder Kemper first proposed the Reorganization to the Trustees of the Funds at a meeting held on May 24, 2000, see "Synopsis--Background of the Reorganization" above. This initiative includes five major components:

     (i) A change in branding to offer virtually all funds advised by Scudder Kemper under the Scudder Investments name, with a concentration on intermediary distribution;

     (ii) The combination of funds with similar investment objectives and policies, including in particular the combination of the Kemper Funds with similar Scudder Funds currently offered to the general public;

     (iii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient operating size;

     (iv) The implementation of an administration agreement for the Kemper Funds similar to that recently adopted by the Scudder Funds covering, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and

     (v) The consolidation of certain boards overseeing funds advised by Scudder Kemper.

     The Independent Trustees of the Funds reviewed the potential implications of these proposals for each Fund as well as the various other funds for which they serve as board members. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the May 24 meeting, the Independent Trustees met in person or by telephone on numerous occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of Scudder Kemper, including the "interested" Trustees. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to Scudder Kemper's proposals.

     Following the conclusion of this process, the Trustees of the Funds, the board members of other funds involved and Scudder Kemper reached general agreement on the elements of a restructuring plan that they believed were in the best interests of shareholders and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

     On November 29, 2000, the Board of Trustees, including the Independent Trustees, unanimously approved the terms of the Reorganization and certain related proposals. The Trustees have also unanimously agreed to recommend that the Reorganization be approved by each Fund's shareholders.

     In determining whether to recommend that the shareholders of each Fund approve the Reorganization, the Board of Trustees considered that:

 .    Given the Horizon Funds' relatively small size and Scudder Kemper's commitment to a streamlined family of funds, each Reorganization would allow shareholders to continue their investment in another fund and would be effected on a tax-free basis, as opposed to liquidation, which would be a taxable transaction.

 .    The fixed rate under the Administration Agreement is expected to be less than the estimated current applicable operating expenses such classes would otherwise pay.

 .    It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free transaction.

 .    Scudder Kemper agreed to bear a portion of the costs of the Reorganization allocable to Class I shares of each Horizon Fund. Class A, B and C shares of each Horizon Fund will bear all of the costs of the Reorganization allocable to such class. The portion of the costs of the Reorganization paid by each class is estimated to be recoverable from lower overall expense rates within six months of completion of each Reorganization.

     As part of their deliberations, the Trustees considered, among other things: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of each Fund and the estimated operating expenses of Kemper Total Return Fund after the Reorganization, and between the estimated operating expenses of Kemper Total Return Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Funds' investment objectives, policies, restrictions and portfolios; (d) the service features available to shareholders of each Fund; (e) prospects for Kemper Total Return Fund to attract additional assets; and (f) the investment performance of each Fund.

     As part of their analysis, the Trustees considered direct and indirect costs to shareholders including: (a) the direct costs of the Reorganization to be borne by existing shareholders; (b) the potential costs of any necessary rebalancing of each Fund's portfolio; and (c) the potential tax consequences to shareholders as a result of differences in the Funds' realized or unrealized capital gains or losses and capital loss carry-forwards.

          Costs. The anticipated costs of the Reorganization, which includes board meeting fees, legal, accounting and other consultant fees, and proxy solicitation costs, are as follows:
          $72,524 for Horizon 20+ Fund, $59,065 for Horizon 10+ Fund, and $32,272 for Horizon 5 Fund. These costs are allocated to shareholders by class as follows:

                                                                                       Costs
                                               Costs                               Allocated to
                                            Allocated to                              Scudder
   Fund                  Total Costs           Class                   %              Kemper                   %

Horizon 20+
-----------
Class A                    $ 19,760           $ 19,760                100%           $      0                  0%
Class B                    $ 43,305           $ 43,305                100%           $      0                  0%
Class C                    $  8,384           $  8,384                100%           $      0                  0%
Class I                    $  1,075           $    745               69.3%           $    330               30.7%
Horizon 10+
-----------
Class A                    $ 18,253           $ 18,253                100%           $      0                  0%
Class B                    $ 31,926           $ 31,926                100%           $      0                  0%
Class C                    $  7,557           $  7,557                100%           $      0                  0%
Class I                    $  1,059           $    242               22.9%           $    817               77.1%
Horizon 5
---------
Class A                    $ 10,614           $ 10,614                100%           $      0                  0%
Class B                    $ 15,741           $ 15,741                100%           $      0                  0%
Class C                    $  4,848           $  4,848                100%           $      0                  0%
Class I                    $  1,069           $    329               30.8%           $    740               69.2%
Kemper
Total Return
------------
Class A                    $575,699           $ 21,836                3.8%           $553,863               96.2%
Class B                    $176,927           $176,927                100%           $      0                  0%
Class C                    $ 16,010           $    972                6.1%           $ 15,037               93.9%
Class I                    $  1,049           $    587                 56%           $    462                 44%


               Kemper Total Return Fund is bearing the SEC and state registration and notice fees which are estimated to be $_________ and $_________.

               [The costs of the Reorganization borne by the Funds have been (or will soon be) expensed, resulting in a reduction of each Class of shares' net asset value per share of $_______. Management of the Funds expects that reduced operating expenses resulting from the Reorganization should allow for recovery of the costs of the Reorganization within 6 months after the Closing.]

               Portfolio Transaction Costs. To consider the potential costs of any necessary rebalancing of each Fund's portfolio as a result of the Reorganization, the Independent Trustees asked for, and Scudder Kemper provided, an estimate of the expected turnover of the securities of each Fund, as a percentage of the assets of the combined Fund, as a result of the Reorganization. Scudder Kemper estimated such turnover to be [5-7]%, assuming all three of the Reorganizations are effected, [which would result in estimated brokerage expenses and/or transaction costs of $.0004 per share for each Horizon Fund (less than $0.01 per share of the Fund), which the Trustees considered were immaterial]. These estimates were based upon current market conditions at the time and any actual costs will be dependent upon liquidity and market conditions at the Closing. In a "bear" market, for example, such costs could be substantially higher and could result in capital losses.

               Potential Tax Consequences. Although the Reorganizations
               will be achieved on a Federally tax-free basis (see "Federal Income Tax Considerations" below), there are differences in the Funds' realized or unrealized capital gains or losses
               and capital loss carry forwards, which at [    ], 2000 were as
               follows (although they may differ at the time of the Closing):

                           [Charts to be inserted.]

               As noted above, under the terms of the Plan, shareholders of each Fund will receive shares of Kemper Total Return Fund in an amount equal to the relative net asset value of their Fund shares. The Trustees considered whether an adjustment in this formula should be made for the above tax differentials. The Trustees determined that no adjustment should be made because the potential tax consequences were not material, quantifiable or predictable because of (1) uncertainties as to the amounts of any actual future realization of capital gains or losses in view of future changes in portfolio values, (2) the exemption of some shareholders from Federal income taxation, and (3) the differing consequences of Federal and various other income taxation upon a distribution received by each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to the shareholder. Shareholders should, however, review their own tax situation to determine what effect, if any, these potential tax differences may have on them.

     The Trustees also gave extensive consideration to possible economies of scale that might be realized by Scudder Kemper in connection with the Reorganization, as well as the other fund combinations included in Scudder Kemper's restructuring proposal.

     Based on all the foregoing, the Board concluded that each Fund's participation in the Reorganization would be in the best interests of that Fund and would not dilute the interests of that Fund's shareholders. The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders of each Fund approve the Reorganization.


Description of the Securities to Be Issued

     Kemper Total Return Fund, the Acquiring Trust, is a Massachusetts business trust established under a Declaration of Trust dated October 24, 1985, as amended. The Acquiring Trust's authorized capital consists of an unlimited number of shares of beneficial interest, without par value. The Trustees of the Acquiring Trust are authorized to divide the Acquiring Trust's shares into separate series, but have not currently created separate series. The Trustees of the Acquiring Trust are also authorized to further divide the shares of the series of the Acquiring Trust into classes. The shares of Kemper Total Return Fund are currently divided into four classes, Class A, Class B, Class C and Class I. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes bear different expense levels because distribution costs and certain other expenses approved by the Trustees of the Acquiring Trust are borne directly by the class incurring such expenses.

     Each share of each class of Kemper Total Return Fund represents an interest in Kemper Total Return Fund that is equal to and proportionate with each other share of that class of Kemper Total Return Fund. Kemper Total Return Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of the Funds and the rights of shareholders of Kemper Total Return Fund.

Federal Income Tax Consequences

     The Reorganization is conditioned upon the receipt by each Fund of an opinion from Willkie Farr & Gallagher substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to Kemper Total Return Fund of all or substantially all of the assets of each Fund in exchange solely for Class A, Class B, Class C and Class I shares and the assumption by Kemper Total Return Fund of all of the liabilities of each Fund, followed by the distribution of such shares to the relevant Fund's shareholders in exchange for their shares of that Fund in complete liquidation of that Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Kemper Total Return Fund and each Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by any Fund upon the transfer of all or substantially all of its assets to Kemper Total Return Fund in exchange solely for Class A, Class B, Class C and Class I shares and the assumption by Kemper Total Return Fund of all of the liabilities of each Fund or upon the distribution of the Class A, Class B, Class C and Class I shares to shareholders of that Fund in exchange for their shares of that Fund; (iii) the basis of the assets of each Fund in the hands of Kemper Total Return Fund will be the same as the basis of such assets of that Fund immediately prior to the transfer; (iv) the holding period of the assets of each Fund in the hands of Kemper Total Return Fund will include the period during which such assets were held by that Fund; (v) no gain or loss will be recognized by Kemper Total Return Fund upon the receipt of the assets of a Fund in exchange for Class A, Class B, Class C and Class I shares and the assumption by Kemper Total Return Fund of all of the liabilities of that Fund; (vi) no gain or loss will be recognized by the shareholders of a Fund upon the receipt of the Class A, Class B, Class C and Class I shares solely in exchange for their shares of that Fund as part of the transaction; (vii) the basis of the Class A, Class B, Class C and Class I shares received by each shareholder of each Fund will be the same as the basis of the shares of that Fund exchanged therefor; and (viii) the holding period of Class A, Class B, Class C and Class I shares received by each shareholder of each Fund will include the holding period during which the shares of that Fund exchanged therefor were held, provided that at the time of the exchange the shares of that Fund were held as capital assets in the hands of such shareholder of that Fund.

     After the Closing, Kemper Total Return Fund may dispose of certain securities received by it from the Funds in connection with the Reorganization, which may result in transaction costs and capital gains.

     While the Funds are not aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

     Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019. Certain legal matters concerning the issuance of shares of Kemper Total Return Fund will be passed on by Dechert, Ten Post Office Square, South, Boston, Massachusetts 02109.

Capitalization

     The following table shows on an unaudited basis the capitalization of Kemper Total Return Fund and each Fund as of September 30, 2000 and on a pro forma basis as of that date, giving effect to each Reorganization:

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of Kemper Total Return Fund, Kemper Horizon 5, Kemper Horizon 10+ and Kemper Horizon 20+, as of September 30, 2000 as adjusted giving effect to each Reorganization./(1)/

                                  Kemper          Kemper        Kemper        Kemper        Pro Forma            Pro Forma
                               Total Return     Horizon 5    Horizon 10+   Horizon 20+     Adjustments          (Combined)
                               --------------  ----------    -----------   -----------     -----------           --------
Net Assets
Class A Shares                 $2,903,168,060   $36,397,618   $43,620,995   $42,870,402             --/(3)/    $ 3,026,057,075
Class B Shares                 $  579,372,710   $17,820,064   $38,780,501   $39,671,937             --/(4)/    $   675,645,212
Class C Shares                 $   60,784,292   $ 4,445,004   $ 9,159,803   $ 9,222,260             --/(5)/    $    83,611,379
Class I Shares                 $   11,329,193   $   141,449   $   132,449   $   356,067             --/(6)/         11,959,158
                                                                                                               ---------------
Total Net Assets                                                                                               $ 3,797,272,824 /(2)/
                                                                                                               ---------------
Shares Outstanding
Class A Shares                    254,015,636     3,418,337     3,853,286     3,468,560         11,262             264,767,081
Class B Shares                     50,659,560     1,673,422     3,432,202     3,289,678         20,126              59,074,988
Class C Shares                      5,323,859       417,762       814,298       767,637           (828)              7,322,728
Class I Shares                        988,474        13,292        11,696        28,658          1,325               1,043,445
Net Asset Value per Share
Class A Shares                 $        11.43   $     10.65   $     11.32   $     12.36                        $         11.43
Class B Shares                 $        11.44   $     10.65   $     11.30   $     12.06                        $         11.44
Class C Shares                 $        11.42   $     10.64   $     11.25   $     12.01                        $         11.42
Class I Shares                 $        11.46   $     10.64   $     11.32   $     12.42                        $         11.46

(1) Assumes each Reorganization had been consummated on September 30, 2000, and is for informational purposes only. No assurance can be given as to how many shares of Kemper Total Return Fund will be received by the shareholders of each Kemper Horizon 5 Portfolio, Kemper Horizon 10+ Portfolio or Kemper Horizon 20+ Portfolio on the date each Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Kemper Total Return Fund that actually will be received on or after such date.
(2) Pro forma combined net assets do not reflect expense reductions that would result from the implementation of an administrative fee for the Acquiring Trust.
(3) Represents one-time proxy, legal, accounting and other costs of the Reorganization to be borne by the Class A Shares.
(4) Represents one-time proxy, legal, accounting and other costs of the Reorganization to be borne by the Class B Shares.
(5) Represents one-time proxy, legal, accounting and other costs of the Reorganization to be borne by the Class C Shares.
(6) Represents one-time proxy, legal, accounting and other costs of the Reorganization to be borne by the Class I Shares.

  The Board of Trustees unanimously recommends that the shareholders of each Fund vote the Proposal that relates to the Reorganization of their Fund.

PROPOSAL 5: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

     The Board of Trustees, including a majority of the Independent Trustees, has selected Ernst & Young LLP to act as independent auditors of the Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. One or more representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

    The Board of Trustees unanimously recommends that shareholders of each
                    Fund vote in favor of this Proposal 5.

                            ADDITIONAL INFORMATION

Information about the Funds

     Additional information about the Trusts, the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103,
or by calling 1-800-[    ].

     The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Acquiring Trust, and those filed by the Acquired Trust, can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices:
Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet
World Wide Web site (at http://www.sec.gov) which contains the prospectuses and statements of additional information for the Funds, materials that are incorporated by reference into the prospectuses and statements of additional information, and other information about the Trusts and the Funds.

General

     Proxy Solicitation. Proxy solicitation costs will be considered Reorganization expenses and will be allocated accordingly. See "The Proposed Transaction - Board Approval of the Proposed Transaction." In addition to solicitation by mail, certain officers and representatives of the Acquired Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Any shareholder of a Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of that Fund, c/o Scudder Kemper Investments, Inc., at the address for the Funds shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

     The presence at any shareholders' meeting, in person or by proxy, of the holders of at least 30% of the shares of the Acquired Trust (for a trust-wide vote) or a Fund (for a fund-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Trust's (for a trust-wide vote) or a Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The election of the Trustees under Proposal 1 requires the affirmative vote of a plurality of the shares of the Acquired Trust voting on such election. Approval of Proposal 2, with respect to each Fund, requires the affirmative vote of the holders of a majority of that Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3, with respect to each Fund, requires the affirmative vote of a majority of the shares of that Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposals 1 and 3, and will have the effect of a "no" vote on Proposal 2.

     Holders of record of the shares of each Fund at the close of business on March 5, 2001 will be entitled to one vote per share on all business of the
Meeting. As of February 5, 2001, there were [   ] Class A shares, [   ] Class B
shares, [   ] Class C shares and [   ] Class I shares of Kemper Horizon 5, [   ]
Class A shares, [   ] Class B shares, [   ] Class C shares and [   ] Class I
shares of Kemper Horizon 10+, and [   ] Class A shares, [   ] Class B shares,
[   ] Class C shares and [   ] Class I shares of Kemper Horizon 20+,
outstanding.

     [As of December 31, 2000, the officers and Trustees of the Acquiring Trust as a group owned beneficially less than 1% of the outstanding shares of Kemper Total Return Fund.] Appendix 2 hereto sets forth the beneficial owners of more than 5% of each Fund's shares, as well as the beneficial owners of more than 5% of the shares of each other series of the Acquired Trust. To the best of each Trust's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of any Fund's outstanding shares or the shares of any other series of the Acquired Trust, except as stated on Appendix 2.

     Shareholder Communications Corporation ("SCC") has been engaged to assist
in the solicitation of proxies, at an estimated cost of $[   ].  As the
Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

     If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at
1-800-[    ]. Any proxy given by a shareholder is revocable until voted at the
Meeting.

     Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Acquired Trust, c/o Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

     Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Acquired Trust and/or the Funds.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


By Order of the Board,



/s/ Philip J. Collora
Philip J. Collora
Secretary

                        INDEX OF EXHIBITS AND APPENDICES



EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION.....................

EXHIBIT B:  MANAGEMENT'S DISCUSSION OF KEMPER TOTAL RETURN FUND'S
            PERFORMANCE......................................................

APPENDIX 1: TRUSTEE AND NOMINEE SHAREHOLDINGS................................

APPENDIX 2: BENEFICIAL OWNERS OF FUND SHARES.................................

                                   EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [   ] day of [   ], 2001, by and among Kemper Total Return Fund (the
"Acquiring Trust"), a Massachusetts business trust, on behalf of Kemper Total Return Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, Kemper Horizon Fund (the "Acquired Trust" and, together with the Acquiring Trust, each a "Trust" and collectively the "Trusts"), a Massachusetts business trust, on behalf of Kemper Horizon 5 Portfolio, Kemper Horizon 10+ Portfolio, and Kemper 20+ Portfolio, each a separate series of the Acquired Trust (each, an "Acquired Fund" and together, the "Acquired Funds") (each Acquired Fund or Acquiring Fund referred to as a "Fund" and together, the "Funds"), and Scudder Kemper Investments, Inc. ("Scudder Kemper"), investment adviser to the Funds (for purposes of Paragraph 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is 222 South Riverside Plaza, Chicago, Illinois 60606 and the principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Funds to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class I voting shares of beneficial interest of (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Funds and the distribution of the Acquiring Funds Shares to the Class A, Class B, Class C and Class I shareholders of each Acquired Fund in complete liquidation of each Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. Notwithstanding anything to the contrary in this Agreement, the rights and obligations of each Acquired Fund, and the Acquiring Trust with respect to that Acquired Fund, are not contingent upon the satisfaction by any other Acquired Fund of its obligations under this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF EACH ACQUIRED FUND

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C and Class I Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B, Class C and Class I shares of each Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of each Acquired Fund, including, but not limited to, any deferred compensation to Acquired Funds board members. All Acquiring Fund Shares delivered to the Acquired Funds shall be delivered at net asset value without sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

     1.2. The assets of each Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by each Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of such Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by each Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

     1.3. Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.6.

     1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, each Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.5. Immediately after the transfer of Assets provided for in section 1.1, each Acquired Fund will distribute to such Acquired Fund's shareholders of record with respect to each class of its shares (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by such Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of each Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B, Class C and Class I Acquiring Fund Shares to be so credited to the Class A, Class B, Class C and Class I Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the applicable Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of each Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class I shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.7. Any reporting responsibility of each Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the applicable Acquired Fund.

     1.8. All books and records of each Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.   VALUATION

     2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust, as amended, and then-current prospectus or statement of additional information, copies of which have been delivered to each Acquired Fund.

     2.2. The net asset value of a Class A, Class B, Class C and Class I Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1

     2.3. The number of the Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B, Class C and Class I shares of each Acquired Fund, as the case may be, determined in accordance with section
2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

     2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing of the transactions contemplated by this Agreement shall
be [   ], 2001, or such later date as the parties may agree in writing (the
"Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert, Ten Post Office Square - South, Boston, MA 02109, or at such other place and time as the parties may agree.

     3.2. Each Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets.

     3.3. State Street Bank and Trust Company ("State Street"), custodian for each Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for each Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by each Acquired Fund as of the Closing Date by such Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Each Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in

Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by each Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.4. State Street, as transfer agent for each Acquired Fund, on behalf of each Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Funds Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C and Class I Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to each Acquired Fund or provide evidence satisfactory to each Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

     3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or an Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C and Class I shares of the Acquiring Fund or an Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.6. The liabilities of each Acquired Fund shall include all of such Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to such Acquired Fund's board members.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. The Acquired Trust, on behalf of each Acquired Fund, represents and warrants to the Acquiring Fund as follows:

          (a) The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of each Acquired Fund, to carry out the Agreement. Each Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust's Declaration of Trust. Each Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust's Declaration of Trust. The Acquired Trust and each Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquired Trust or Acquired Fund. Each Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

     (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and each Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

     (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund.

     (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the
Acquired Fund at and for the fiscal year ended [    ], 200[ ], have been audited
by Ernst & Young LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (g)  Since [   ], 200[ ], there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

     (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

     (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

     (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

          (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

     4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

          (a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to the approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust's Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

          (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, or (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the
Acquiring Fund at and for the fiscal year ended [   ], 200[ ], have been
audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (g) Since [   ], 200[ ], there has not been any material adverse
change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

          (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

          (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

          (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

          (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

          (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

          (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and each Acquired Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. Each Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of such Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to each Acquired Fund.

     5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to each Acquired Fund's books and records necessary to maintain current knowledge of such Acquired Fund and to ensure that the representations and warranties made by each Acquired Fund are accurate.

     5.3. Each Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later
than [   ], 2001.

     5.4. Each Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5. Each Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.6. Subject to the provisions of this Agreement, the Acquiring Fund and each Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. Each Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

     5.8. Each Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

     5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by an Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as each Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

     5.11. As soon as reasonably practicable after the Closing, each Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.12. The Acquiring Fund and each Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.13. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trust, the Acquiring Fund nor any Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, the Acquiring Fund and each Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher to render the tax opinion contemplated herein in Section 8.5.

     5.14. At or immediately prior to the Closing, each Acquired Fund may declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

     The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Acquiring Trust, on behalf of each Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than an Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

     6.2. The Acquiring Fund shall have delivered to each Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

     6.3. Each Acquired Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquired Funds, and dated as of the Closing Date, to the effect that:

          (a) The Acquiring Trust has been duly formed and is an existing business trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Trust, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

          The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

     6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

     6.5. The Acquiring Fund shall have (i) adopted a new investment management agreement, (ii) entered into an administrative services agreement with Scudder Kemper Investments, Inc. ("Scudder Kemper") and (iii) adopted security valuation procedures identical to each Acquired Fund's, each in a form reasonably satisfactory to the Acquired Fund.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by each Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     7.1. All representations and warranties of the Acquired Trust, on behalf of each Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against an Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to an Acquired Fund which an Acquired Fund reasonably believes might result in such litigation.

     7.2. Each Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

     7.3. Each Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to each Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

          (a) The Acquired Trust has been duly formed and is an existing business trust; (b) each Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

          The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

     7.5. Each Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by each Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND EACH ACQUIRED FUND

     If any of the conditions set forth below have not been met on or before the Closing Date with respect to each Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. This Agreement and the transactions contemplated herein, with respect to each Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor an Acquired Fund may waive the conditions set forth in this section 8.1.

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or an Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or an Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each Acquired Fund and the Acquiring Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction;
(vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Fund and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.   INDEMNIFICATION

     9.1. The Acquiring Fund agrees to indemnify and hold harmless each Acquired Fund and each of such Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. Each Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  FEES AND EXPENSES

     10.1. Each of the Acquiring Fund on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of each Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     10.2. Each Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $[ ] for the Acquiring Fund and $[ ] for the Acquired Fund (approximately $[ ] and $[ ] per share, respectively, based on [ ], 200[ ] net assets for each Fund). Any such expenses which are so borne by Scudder Kemper will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. The Acquiring Fund and each Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

     12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [ ], 2001, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Funds, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square South, Boston, MA 02109-4603, Attention:
Joseph R. Fleming, Esq., or to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square South, Boston, MA 02109-4603, Attention: Joseph R. Fleming, Esq., or to any other address that an Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.  HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and each Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.4. References in this Agreement to the Trust mean and refer to the Board members of the Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust.

     Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

     15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Massachusetts, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                            KEMPER TOTAL RETURN FUND


_________________________
Secretary
                                   _______________________________
                                   By:____________________________
                                   Its:___________________________


Attest:                            KEMPER HORIZON FUND
                                   on behalf of Kemper Horizon 5 Portfolio,
                                   Kemper Horizon 10+ Portfolio and Kemper
                                   Horizon 20+ Portfolio

_________________________
Secretary
                                   _______________________________
                                   By:____________________________
                                   Its:___________________________



AGREED TO AND ACKNOWLEDGED
ONLY WITH RESPECT TO
PARAGRAPH 10.2 HERETO

SCUDDER KEMPER INVESTMENTS, INC.

_________________________
By:______________________
Its:_____________________

                                   EXHIBIT B

       MANAGEMENT'S DISCUSSION OF KEMPER TOTAL RETURN FUND'S PERFORMANCE

                               [To be provided]

                                   APPENDIX 1

                       Trustee and Nominee Shareholdings


     The following table sets forth, for each Nominee and Trustee, the number of shares owned in each series of the Acquired Trust as of December 31, 2000.
[Each nominee's and Trustee's individual shareholdings of any series of the Acquired Trust constitute less than 1% of the outstanding shares of such fund.] [As a group, the Trustees and officers own less than 1% of the shares of any series of the Acquired Trust.]

                                [To be provided]

                                   APPENDIX 2

                        Beneficial Owners of Fund Shares

     This proxy statement/prospectus is accompanied by Kemper Total Return Fund's prospectus dated February 1, 2001, which was previously filed with the Commission via EDGAR on November 30, 2000 (File No. 811-1236) and is incorporated by reference herein.

     Kemper Total Return Fund's statement of additional information dated February 1, 2001, which was previously filed with the Commission via EDGAR on November 30, 2000 (File No. 811-1236), is incorporated by reference herein.

     The Horizon Funds' statement of additional information dated December 1, 2000, which was previously filed with the Commission via EDGAR on November 30, 2000 (File No. 811-7365), is incorporated by reference herein.

                                    PART B

                           KEMPER TOTAL RETURN FUND

                     -------------------------------------

                      Statement of Additional Information
                               March [  ], 2001

                     -------------------------------------


Acquisition of the Assets of   By and in Exchange for Shares of
Kemper Horizon 5,              Kemper Total Return Fund (the "Acquiring Trust"),
Kemper Horizon 10+, and        222 South Riverside Plaza
Kemper Horizon 20+,            Chicago, IL 60606
each a series of
Kemper Horizon Fund
222 South Riverside Plaza
Chicago, IL 60606

     This Statement of Additional Information is available to the shareholders of Kemper Total Return Fund in connection with a proposed transaction whereby Kemper Total Return Fund will acquire all or substantially all of the assets and all of the liabilities of Kemper Horizon Fund in exchange for shares of the Acquiring Fund (the "Reorganization").

     This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Proxy Statement/Prospectus of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. Kemper Total Return Fund's statement of additional information dated February 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on November 30, 2000 (File No. 811-1236) and is incorporated by reference herein.

2. Kemper Total Return Fund's annual report to shareholders for the fiscal year ended October 31, 1999, which was previously filed with the Commission via EDGAR on January 5, 2000 (File No. 811-1236) and is incorporated by reference herein.

3. Kemper Total Return Fund's semi-annual report to shareholders for the period ended April 30, 2000, which was previously filed with the Commission via EDGAR on June 29, 2000 (File No. 811-1236) and is incorporated by reference herein.

4. Kemper Horizon Fund's prospectus dated December 1, 2000, which was previously filed with the Commission via EDGAR on November 30, 2000 (File No. 811-7365) and is incorporated by reference herein .

5. Kemper Horizon Fund's statement of additional information dated December 1, 2000, which was previously filed with the Commission via EDGAR on November 30, 2000 (File No. 811-7365) and is incorporated by reference herein.

6. Kemper Horizon Fund's annual report to shareholders for the fiscal year ended July 31, 2000, which was previously filed with the Commission via EDGAR on September 27, 2000 (File No. 811-7365) and is incorporated by reference herein.

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March [ ], 2000 relating to the Reorganization may be obtained by writing Kemper Total Return Fund at 222 South Riverside Drive,
Chicago, IL 60606 or by calling [        ] at 1-800-[        ].  This
Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                                     SAI-1

                          PART C.  OTHER INFORMATION

Item 15.  Indemnification.
--------  ----------------

          Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 23(a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with
          Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will governed by the final adjudication of such issue.

          On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 16.  Exhibits.
-------   --------

             (1)    (a)(1)    Amended and Restated Agreement and Declaration of
                              Trust. (Incorporated by reference to Post-
                              Effective Amendment No. 49 to Registrant's
                              Registration Statement on Form N-1A which was filed on January 30, 1996.)

                    (a)(2) Text of Share Certificate. (Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant's Registration Statement on Form N-1A which was filed on January 30, 1996.)

                    (a)(3) Written Instrument Establishing and Designating Separate Classes of Shares. (Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant's Registration Statement on Form N-1A which was filed on January 30, 1996.)

                    (a)(4) Amended and Restated Written Instrument Establishing and Designating Separate Classes of Shares. (Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A which was filed on December 24, 1996.)

             (2)    (b)(1)    By laws. (Incorporated by reference to Post-
                              Effective Amendment No. 49 to Registrant's
                              Registration Statement on Form N-1A which was filed on January 30, 1996.)

             (3)              Inapplicable.

             (4) Form of Agreement and Plan of Reorganization is filed herein as Exhibit A to Part A.

             (5)              Inapplicable.

             (6)    (d)(1)    Investment Advisory Contract (IMA) between the
                              Registrant, on behalf of Kemper Total Return Fund, and Scudder Kemper Investments, Inc. dated
                              September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 52 to Registrant's
                              Registration Statement on Form N-1A which was filed on December 3, 1998).

             (7)    (e)(1)    Underwriting and Distribution Services Agreement
                              between the Registrant, on behalf of Kemper Total
                              Return Fund, and Kemper Distributors, Inc. dated
                              October 1, 1999 is incorporated by reference to Post-Effective Amendment No. 52 to Registrant's
                              Registration Statement on Form N-1A which was filed on December 3, 1998).

             (8)              Inapplicable.

             (9)    (g)(1)    Custodian Agreement between the Registrant, on
                              behalf of Kemper Total Return Fund, and Investors
                              Fiduciary Trust Company is incorporated by reference to Post-Effective Amendment No. 49 to
                              Registrant's Registration Statement on Form N-1A which was filed on January 30, 1996).

                    (g)(2) Foreign Custody Agreement between the Registrant, on behalf of Kemper Total Return Fund, and The Chase Manhattan Bank. (Incorporated by reference to Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A which was filed on January 30, 1996.)

             (10)   (m)(1)    Rule 12b-1 Plan between Kemper Total Return Fund
                              (Class B Shares) and Kemper Distributors, Inc.
                              dated August 1, 1998. (Incorporated by reference to Post-Effective Amendment No. 52 to the
                              Registrant's Registration Statement on Form N-1A which was filed on December 3, 1998.)

                    (m)(2) Rule 12b-1 Plan between Kemper Total Return Fund (Class C Shares) and Kemper Distributors, Inc. dated August 1, 1998. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A which was filed on December 3, 1998.)

                    (m)(3) Rule 18f-3 Plan. (Incorporated by reference to Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A which was filed on December 24, 1996.)

                    (m)(4) Amended and Restated Rule 18F-3 Plan is filed herein.

             (11)             Opinion and Consent of Dechert is filed herein.

             (12) Opinion and Consent of Willkie Farr & Gallagher is to be filed by post-effective amendment.

             (13)   (h)(1)    Agency Agreement. (Incorporated by reference to
                              Post-Effective Amendment No. 49 to Registrant's
                              Registration Statement on Form N-1A which was filed on January 30, 1996.)

                    (h)(2) Administrative Services Agreement between the Registrant and Kemper Distributors, Inc. dated April 1, 1997. (Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A which was filed on January 27, 1998.)

                    (h)(3) Supplement to Agency Agreement between Registrant and Investors Fiduciary Trust Company dated June 1, 1997. (Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A which was filed on January 27, 1998.)

                    (h)(4) Fund Accounting Agreement between Kemper Total Return Fund and Scudder Fund Accounting Corporation dated December 31, 1997. (Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A which was filed on January 27, 1998.)

             (14)             Consent of Independent Auditors is filed herein.

             (15)             Inapplicable.

             (16)             Powers of Attorney are filed herein.

             (17)             Form of Proxy is filed herein.


Item 17.     Undertakings.
-------      ------------

             (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for C-8 350 reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

             (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

             (3) The undersigned Registrant undertakes to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Kemper Total Return Fund has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 6th day of December, 2000.

                                        KEMPER TOTAL RETURN FUND

                                        By:  /s/ Mark S. Casady
                                            -------------------------
                                        Title: President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

     SIGNATURE                           TITLE                              DATE
     ---------                           -----                              ----
/s/ Mark S. Casady                      President                     December 6, 2000
-----------------------
Mark S. Casady

/s/ John W. Ballantine*                 Trustee                       December 6, 2000
-----------------------
John W. Ballantine

/s/ Lewis A. Burnham*                   Trustee                       December 6, 2000
---------------------
Lewis A. Burnham

/s/ Linda C. Coughlin*                  Trustee                       December 6, 2000
----------------------
Linda C. Coughlin

/s/ Donald L. Dunaway*                  Trustee                       December 6, 2000
----------------------
Donald L. Dunaway

/s/ Robert B. Hoffman*                  Trustee                       December 6, 2000
----------------------
Robert B. Hoffman

/s/ Donald R. Jones*                    Trustee                       December 6, 2000
--------------------
Donald R. Jones

/s/Thomas W. Littauer*                  Chairman and Trustee          December 6, 2000
----------------------
Thomas W. Littauer

/s/ Shirley D. Peterson*                Trustee                       December 6, 2000
------------------------
Shirley D. Peterson

/s/ William P. Sommers*                 Trustee                       December 6, 2000
-----------------------
William P. Sommers

/s/ John R. Hebble           Treasurer (Principal Financial and       December 6, 2000
------------------

John R. Hebble                          Accounting Officer)

*By:  /s/ Caroline Pearson       *                     December 6, 2000
      ----------------------------
      Caroline Pearson, Attorney-in-fact

*Executed pursuant to powers of attorney filed herein as an exhibit to the Registration Statement.